Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GreenTek Corp. (the “Registrant”) on Form 10-Q for the quarter ending December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), we, Min-Chul Shin, Chief Executive Officer, and Young-Kyung Lee, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	February 14, 2012	By:	/s/ John (Jongmoon) Choi
John (Jongmoon) Choi, Chief Executive Officer

Date:	February 14, 2012	By:	/s/ Young-Kyung Lee
Young-Kyung Lee, Chief Financial Officer